UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2009

American Medical Alert Corp.
(Exact name of registrant as specified in its charter)

New York	333-54992	11-2571221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3265 Lawson Boulevard, Oceanside, New York	11572
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (516) 536-5850

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
□	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On May 14, 2009, the Company issued a press release announcing the results of operations for the quarter ended March 31, 2009. A copy of such press release is attached hereto as Exhibit 99.1.

As previously announced, the Company will host a webcast on Thursday, May 14, 2009 to discuss its financial results for the quarter ended March 31, 2009.  The Company invites investors and others to listen to the earnings conference call live over the Internet or by dialing in at 10:30 a.m. Eastern Time.

What:	American Medical Alert Corp. First Quarter 2009 Results
When:	Thursday May 14, 2009 10:30 a.m. ET
Where:	http://www.investorcalendar.com/IC/CEPage.asp?ID=144791
How:	Log on to the web at the address above, and click on the audio link or dial in (877) 407-9205 to participate.

Following the conference call, the webcast will be available on the VCall website at http://www.investorcalendar.com/IC/CEPage.asp?ID=144791.  The financial information presented in the webcast will also be available at http://amac.com/press.cfm.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release of American Medical Alert Corp., issued on May 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2009

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Richard Rallo
Name: Richard Rallo
Title: Chief Financial Officer